Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

Entity
1	1145 Acquisition , LLC
2	1401 State, LLC
3	303 THIRD STREET DEVELOPERS, LLC
4	303 THIRD STREET VENTURE I, LLC
5	303 THIRD STREET VENTURE II, LLC
6	402 WEST 38TH STREET CORP
7	722 W KENNEDY LLC
8	ALTA PACIFIC, LLC
9	AMBERTON APARTMENTS, LLC
10	ANE ASSOCIATES, LLC
11	ARGUS LAND COMPANY, INC.
12	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
13	AVON PLACE ASSOCIATES, LLC
14	BALATON CONDOMINIUM ASSOCIATION
15	BALATON CONDOMINIUM, LLC
16	BARCELONA CONDOMINIUM, LLC
17	BEL APARTMENT PROPERTIES TRUST
18	BEL COMMUNITIES PROPERTY TRUST
19	BEL MULTIFAMILY PROPERTY TRUST
20	BEL MULTIFAMILY, LLC
21	BEL RESIDENTIAL PROPERTIES TRUST
22	BEL-APT, L.L.C.
23	BEL-COMMUNITIES, LLC
24	BEL-EQR I LIMITED PARNTERSHIP
25	BEL-EQR I, L.L.C.
26	BEL-EQR II LIMITED PARNTERSHIP
27	BEL-EQR II, L.L.C.
28	BEL-EQR III, LIMITED PARTNERSHIP
29	BEL-EQR III, LLC
30	BEL-EQR IV, LIMITED PARTNERSHIP
31	BEL-EQR IV, LLC
32	BEL-EQR NORTHLAKE GP, LLC
33	BEL-RES, L.L.C.
34	BRIDGE POINT APTS, LTD
35	BROOKSIDE PLACE ASSOCIATES, L.P.
36	BROOKSIDE PLACE G.P. CORP.
37	BUENA VISTA PLACE ASSOCIATES
38	CANTERBURY APARTMENTS, LLC
39	CANYON CREEK VILLAGE ASSOCIATES, L.P.
40	CANYON CREEK VILLAGE G.P. CORP.
41	CAPREIT Arbor Glen L.P.
42	CAPREIT Woodcrest Villa L.P.
43	CARDINAL ASSOCIATES CENTRAL MANAGEMENT
44	CARDINAL DIVERSIFIED PROPERTIES
45	CARDINAL GP XVI CORP
46	CENTERPOINT APARTMENT ASSOC, LTD
47	CHINATOWN GATEWAY, LLC
48	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
49	COBBLESTONE VILLAGE G.P. CORP.
50	CORPORATE QUARTERS, INC.
51	CORPORATE STAY INTERNATIONAL, INC.
52	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
53	COUNTRY CLUB CONDOMINIUM, LLC
54	COUNTRY OAKS ASSOCIATES, L.P.
55	COUNTRY OAKS G.P. CORP.
56	COUNTRY RIDGE GENERAL PARTNERSHIP
57	CRICO of Ethan’s I, L.P.

Entity
58	CRICO of Ethan’s II, L.P.
59	CRICO of Fountain Place, L.P.
60	CRICO of James Street Crossing, L.P.
61	CRICO of Ocean Walk, L.P.
62	CRP SERVICE COMPANY, LLC
63	CRSI SPV 103, INC.
64	CRSI SPV 1996 PW2, INC.
65	CRSI SPV 1996 PW3, INC.
66	CRSI SPV 30231, LLC
67	CRSI SPV 52, LLC
68	CRSI SPV 95, INC.
69	DEERFIELD ASSOCIATES, L.P.
70	DEERFIELD G.P. CORP.
71	DEL REY II, LLC
72	DUXFORD, LLC
73	EC-ALAMENDA RANCH, LLC
74	EC-AZURE CREEK, LLC
75	EC-BELLA VISTA, LLC
76	EC-BELLE ARTS, LLC
77	EC-BORDEAUX, LLC
78	EC-BRAEWOOD, LLC
79	EC-ELLIOTT, LLC
80	EC-EMPRESS ON FIFTH, LLC
81	EC-FAIRWAY GREENS, LLC
82	EC-FIFTH AVENUE NORTH, LLC
83	EC-GRAND MARQUIS, LLC (FKA EC-GRAND CANAL, LLC)
84	ECH-GFR, INC. (FKA GLOBE FURNITURE RENTALS, INC.)
85	EC-MAGNUSON POINTE, LLC
86	EC-MILANO TERRACE, LLC
87	EC-PACIFIC COVE, LLC
88	EC-PARK BLOOMINGDALE, LLC
89	EC-REGENCY PARK, LLC
90	EC-RIVIERA PALMS, LLC
91	EC-SOUTH PALM PLACE, LLC
92	EC-STERLING HEIGHTS, LLC
93	EC-TIMBER RIDGE, LLC
94	EC-TUSCANY VILLAS, LLC
95	EC-VENETIAN II LLC
96	EC-WEST FALLS, LLC
97	EDGEWATER COMMUNITY RENTALS, L.P.
98	EDGEWATER G.P. CORP.
99	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
100	EQR (1999) HAMPDEN TOWN CENTER, LLC
101	EQR (1999) HOMESTEAD, LLC (FKA EQR/LEGACY PARTNERS 1999 HOMESTEAD, LLC)
102	EQR (1999) MASTER LLC (FKA EQR/LEGACY PARTNERS 1999 MASTER, LLC)
103	EQR (1999) TOWERS LLC (FKA EQR/LEGACY PARTNERS 1999 TOWER, LLC)
104	EQR (1999) WARNER RIDGE LLC (FKA EQR/LEGACY PARTNERS 1999 WARNER RIDGE, LLC)
105	EQR (1999) WARNER RIDGE PHASE III LLC (FKA EQR/LEGACY PARTNERS 1999 WR III, LLC)
106	EQR NO. FOUR MASTER LP (FKA: EQR/LINCOLN NO. FOUR MASTER LP)
107	EQR NO. ONE MASTER LP (FKA: EQR/LINCOLN NO. ONE MASTER LP)
108	EQR NO. THREE MASTER LP (FKA: EQR/LINCOLN NO. THREE MASTER LP)
109	EQR NO. TWO MASTER LP (FKA: EQR/LINCOLN NO. TWO MASTER LP)
110	EQR ON FOURTH, LLC
111	EQR/CRICO GP, LLC
112	EQR/KB CALIFORNIA RCI, LLC
113	EQR/KB CALIFORNIA RCI, LLC
114	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
115	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
116	EQR/Lincoln RCI Southeast LLC
117	EQR/LINCOLN REHAB MASTER, LP
118	EQR-140 RIVERSIDE A, LLC
119	EQR-140 RIVERSIDE B, LLC

Entity
120	EQR-140 RIVERSIDE C, LLC
121	EQR-140 RIVERSIDE D, LLC
122	EQR-140 RIVERSIDE E, LLC
123	EQR-140 RIVERSIDE F, LLC
124	EQR-140 RIVERSIDE, LLC
125	EQR-160 RIVERSIDE A, LLC
126	EQR-160 RIVERSIDE B, LLC
127	EQR-160 RIVERSIDE C, LLC
128	EQR-160 RIVERSIDE D, LLC
129	EQR-160 RIVERSIDE E, LLC
130	EQR-160 RIVERSIDE F, LLC
131	EQR-160 RIVERSIDE G, LLC
132	EQR-160 RIVERSIDE H, LLC
133	EQR-160 RIVERSIDE I, LLC
134	EQR-180 RIVERSIDE A, LLC
135	EQR-180 RIVERSIDE B, LLC
136	EQR-180 RIVERSIDE C, LLC
137	EQR-180 RIVERSIDE D, LLC
138	EQR-180 RIVERSIDE E, LLC
139	EQR-180 RIVERSIDE F, LLC
140	EQR-180 RIVERSIDE G, LLC
141	EQR-180 RIVERSIDE H, LLC
142	EQR-600 WASHINGTON, LLC
143	EQR-71 BROADWAY A, LLC
144	EQR-71 BROADWAY B, LLC
145	EQR-71 BROADWAY C, LLC
146	EQR-71 BROADWAY D, LLC
147	EQR-71 BROADWAY E, LLC
148	EQR-71 BROADWAY F, LLC
149	EQR-740 RIVER DRIVE, LLC
150	EQR-ACADEMY VILLAGE SPE, LLC
151	EQR-ACADEMY VILLAGE, LLC
152	EQR-ALAFAYA EXCHANGE, LLC
153	EQR-ALEXAN TERRACE, LLC
154	EQR-ALEXANDRIA (FKA: EQR-LINCOLN ALEXANDRIA, LLC)
155	EQR-ALEXANDRIA ORLANDO, LLC
156	EQR-ALTA CREST, LLC
157	EQR-ARBORS FINANCING, LP
158	EQR-ARDEN VILLAS, L.L.C.
159	EQR-ARIZONA, L.L.C.
160	EQR-ARTCAPLOAN, L.L.C.
161	EQR-AUTUMN RIVER, LLC
162	EQR-BARRINGTON, LLC
163	EQR-BAY HILL, LLC
164	EQR-BELLAGIO, LLC
165	EQR-BELLEVUE MEADOW GP LP
166	EQR-BELLEVUE MEADOW LP
167	EQR-BENEVA PLACE, INC.
168	EQR-BENEVA PLACE, LLC
169	EQR-BOND PARTNERSHIP
170	EQR-BOYNTON I, LLC
171	EQR-BOYNTON II, LLC
172	EQR-BRADLEY PARK, LLC
173	EQR-BRAINTREE, LLC
174	EQR-BRAMBLEWOOD GP LP
175	EQR-BRAMBLEWOOD LP
176	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
177	EQR-BRIARWOOD GP LP
178	EQR-BRIARWOOD LP
179	EQR-BROADWAY LP
180	EQR-BROOKDALE VILLAGE, LLC
181	EQR-BS FINANCING LIMITED PARTNERSHIP

Entity
182	EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
183	EQR-CEDAR RIDGE GP, LLC
184	EQR-CEDAR RIDGE LP
185	EQR-CENTENNIAL COURT, LLC
186	EQR-CENTENNIAL TOWER, LLC
187	EQR-CHARDONNAY PARK, L.L.C.
188	EQR-CHASE KNOLLS LENDER, LLC
189	EQR-CHERRY CREEK TENNESSEE, LLC
190	EQR-CHERRY HILL, LLC
191	EQR-CHICKASAW CROSSING, INC.
192	EQR-CHICKASAW CROSSING, LLC
193	EQR-CHINATOWN GATEWAY, LLC
194	EQR-CHURCH CORNER, LLC
195	EQR-COACHMAN TRAILS, LLC
196	EQR-CODELLE LIMITED PARTNERSHIP
197	EQR-CODELLE, LLC
198	EQR-CONNOR LIMITED PARTNERSHIP
199	EQR-CONNOR, LLC
200	EQR-COUNTRY CLUB LAKES, LLC
201	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
202	EQR-CROWNTREE, LLC
203	EQR-CYPRESS LAKE, LLC
204	EQR-DEER CREEK, LLC
205	EQR-EASTBRIDGE, LLC
206	EQR-EASTBRIDGE, LP
207	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
208	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
209	EQR-FAIRFAX CORNER II, LLC (FKA: ERP/Vistas-Fairfax Corner, LLC)
210	EQR-FAIRFAX CORNER, LLC
211	EQR-FAIRFIELD, LLC
212	EQR-FANCAP 2000A LIMITED PARTNERSHIP
213	EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
214	EQR-FANKEY 2004 LIMITED PARTNERSHIP
215	EQR-FANKEY 2004, LLC
216	EQR-FERNBROOK, LLC
217	EQR-FIELDERS CROSSING GP, LLC
218	EQR-FIELDERS CROSSING LP
219	EQR-FLATLANDS, LLC
220	EQR-GALLERY, LLC
221	EQR-GALLERY, LP
222	EQR-GEORGIAN WOODS, LLC
223	EQR-GRANDVIEW II GP, LP
224	EQR-GRANDVIEW II LP
225	EQR-GREENHAVEN GP LP
226	EQR-GREENHAVEN LP
227	EQR-HAMPSHIRE PLACE, LLC
228	EQR-HARBOR STEPS MEMBER, LLC
229	EQR-HARBOR STEPS, LLC
230	EQR-HERITAGE RIDGE, LLC
231	EQR-HERITAGE RIDGE, LP
232	EQR-HERNDON, LLC
233	EQR-HIGHLANDS RANCH, LLC
234	EQR-HILL CHAVEZ, LLC (FKA EQR-MARKS EAST, LLC)
235	EQR-HOLDING, LLC
236	EQR-HOLDING, LLC2
237	EQR-HUDSON CROSSING A, LLC
238	EQR-HUDSON CROSSING B, LLC
239	EQR-HUDSON CROSSING C, LLC
240	EQR-HUDSON CROSSING D, LLC
241	EQR-HUDSON CROSSING E, LLC
242	EQR-HUDSON POINTE, LLC (FKA: EQR-LINCOLN HUDSON POINTE, LLC)
243	EQR-IVORY WOOD, LLC

Entity
244	EQR-KINGS COLONY, LLC
245	EQR-LAKE UNDERHILL, LLC
246	EQR-LAKESHORE AT PRESTON LP
247	EQR-LAKEWOOD GREENS GP, LLC
248	EQR-LAKEWOOD GREENS LP
249	EQR-LAWRENCE, LLC
250	EQR-LEXINGTON FARM, LLC
251	EQR-LEXINGTON FARM, LLC
252	EQR-LINCOLN BRAINTREE, LLC
253	EQR-LINCOLN GREEN, LLC
254	EQR-LINCOLN VILLAGE (CA) I GP LP
255	EQR-LINCOLN VILLAGE (CA) I LP
256	EQR-LINCOLN VILLAGE (CA) II GP LP
257	EQR-LINCOLN VILLAGE (CA) II LP
258	EQR-LINDBERGH PLACE, LLC
259	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
260	EQR-LOMBARD, LLC (FKA LINCOLN LOMBARD, LLC)
261	EQR-LOUDOUN, LLC (FKA: EQR-LINCOLN LOUDOUN, LLC)
262	EQR-LPC URBAN RENEWAL NORTH PIER, LLC
263	EQR-MARINA BAY APARTMENTS, LLC
264	EQR-MARINA BAY, LLC (FKA: EQR-LINCOLN MARINA BAY, LLC)
265	EQR-MARKS A, L.L.C.
266	EQR-MARKS B, L.L.C.
267	EQR-MARKS WEST, LLC
268	EQR-MARTINS LANDING, LLC
269	EQR-MET CA FINANCING LIMITED PARTNERSHIP
270	EQR-MET FINANCING, LP
271	EQR-MILL CREEK, LLC
272	EQR-MIRAMAR LAKES, LLC
273	EQR-MISSION HILLS, LLC
274	EQR-MISSIONS AT SUNBOW, LLC
275	EQR-MISSOURI, L.L.C.
276	EQR-MLP 1, LLC
277	EQR-MLP 2, LLC
278	EQR-MLP 3, LLC
279	EQR-MLP 4, LLC
280	EQR-MONTE VIEJO, LLC
281	EQR-MONTERRA, LLC
282	EQR-MOSAIC, LLC
283	EQR-MOUNTAIN SHADOWS GP LP
284	EQR-MOUNTAIN SHADOWS LP
285	EQR-NEW LLC
286	EQR-NEW LLC2
287	EQR-NEW LLC3
288	EQR-NORTH CREEK, LLC
289	EQR-NORTH HILL, L.L.C.
290	EQR-NORTH PIER, LLC (FKA: EQR-LINCOLN NORTH PIER, LLC)
291	EQR-OAK MILL, LLC
292	EQR-OVERLOOK MANOR II, LLC
293	EQR-PALM HARBOR, LLC
294	EQR-PALM TRACE LANDING, LLC
295	EQR-PARC VUE, LLC
296	EQR-PARKSIDE, GP LP
297	EQR-PARKSIDE, LP
298	EQR-PEACHTREE A, LLC
299	EQR-PEACHTREE B, LLC
300	EQR-PEACHTREE, LLC (FKA: EQR-LINCOLN PEACHTREE, LLC)
301	EQR-PEMBROKE BAY, LLC
302	EQR-PERIMETER CENTER, LLC (FKA: EQR-LINCOLN PERIMETER CENTER, LLC)
303	EQR-PHIPPS, LLC
304	EQR-PIEDMONT, LLC (FKA: EQR-LINCOLN PIEDMONT, LLC)
305	EQR-PINETREE/WESTBROOKE, LLC

Entity
306	EQR-PLANTATION, L.L.C.
307	EQR-PRIME, LLC
308	EQR-PROSPECT TOWERS PHASE II LLC
309	EQR-QRS HIGHLINE OAKS, INC
310	EQR-Ranch at Fossil Creek, L.L.C.
311	EQR-Ranch at Fossil Creek, L.P.
312	EQR-REDMOND RIDGE, LLC
313	EQR-REHAB MASTER GP, LLC
314	EQR-RETAIL MARKS, LLC
315	EQR-RID SP,LLC
316	EQR-RIVEROAKS, LLC
317	EQR-RIVERSIDE CORP.
318	EQR-RIVERSIDE MARKET, LLC
319	EQR-RIVERVIEW CONDOS, LLC
320	EQR-RIVERWALK, LLC
321	EQR-S & T, LLC
322	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
323	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
324	EQR-SANDSTONE LP
325	EQR-SCARBOROUGH SQUARE, LLC
326	EQR-SERVICES, LLC
327	EQR-SHADOW CREEK, LLC
328	EQR-SIENA TERRACE, LLC
329	EQR-SKYLINE TOWERS, LLC
330	EQR-SMOKETREE, LLC
331	EQR-SONTERRA AT FOOTHILLS RANCH LP
332	EQR-SOUTH PLAINFIELD I, LP
333	EQR-SOUTH PLAINFIELD, LLC
334	EQR-SOUTHWOOD GP LP
335	EQR-SOUTHWOOD LP
336	EQR-SOUTHWOOD LP I LP
337	EQR-SOUTHWOOD LP II LP
338	EQR-STONELAKE GP, LLC
339	EQR-STONELAKE, LP
340	EQR-STONELEIGH A, LLC
341	EQR-STONELEIGH B, LLC
342	EQR-STONEY RIDGE SPE, LLC
343	EQR-STONEY RIDGE, LLC
344	EQR-STONEYBROOK, LLC
345	EQR-SUERTE, LLC
346	EQR-SUMMER CREEK, LLC
347	EQR-SUMMERWOOD GP LP
348	EQR-SUMMERWOOD LP
349	EQR-SURREY DOWNS LP LP
350	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
351	EQR-TALLEYRAND, LLC
352	EQR-TBERRY ISLE, LP
353	EQR-THE CARLYLE, LLC
354	EQR-THE CARLYLE, LP
355	EQR-THE LAKES AT VININGS, LLC
356	EQR-THE OAKS, LLC
357	EQR-THE PALMS, LLC
358	EQR-THE RETREAT, LLC
359	EQR-THE RIDGE, LLC
360	EQR-THE WATERFORD AT DEERWOOD, INC.
361	EQR-THE WATERFORD AT DEERWOOD, LLC
362	EQR-THE WATERFORD AT ORANGE PARK, INC.
363	EQR-THE WATERFORD AT ORANGE PARK, LLC
364	EQR-THE WATERFORD AT REGENCY, INC.
365	EQR-THE WATERFORD AT REGENCY, LLC
366	EQR-TOWN CENTER, LLC
367	EQR-TOWNHOMES OF MEADOWBROOK, LLC

Entity
368	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
369	EQR-TURNBERRY, LLC
370	EQR-TURTLE RUN, LLC
371	EQR-UPTOWN SQUARE, LLC
372	EQR-URBAN RENEWAL 77 HUDSON STREET, LLC
373	EQR-URBAN RENEWAL JERSEY CITY, LLC (FKA EQR-LINCOLN URBAN RENEWAL JERSEY CITY, LLC)
374	EQR-UWAJIMAYA VILLAGE, LLC
375	EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
376	EQR-VIEW POINTE, LLC
377	EQR-VILLA LONG BEACH, LLC
378	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
379	EQR-VILLAS OF JOSEY RANCH GP, LLC
380	EQR-VILLAS OF JOSEY RANCH LP
381	EQR-VININGS AT ASHLEY LAKE, L.L.C.
382	EQR-VINTAGE I, LLC
383	EQR-VINTAGE II, LLC
384	EQR-VINTAGE, GP
385	EQR-VIRGINIA, L.L.C.
386	EQR-WARWICK, L.L.C.
387	EQR-WATERFALL, L.L.C.
388	EQR-WATERFORD PLACE, LLC
389	EQR-WATERMARKE I, LLC
390	EQR-WATERMARKE II, LLC
391	EQR-WATERSIDE, LLC
392	EQR-WATERWAYS, LLC
393	EQR-WATSON G.P.
394	EQR-WELLINGTON GREEN, LLC
395	EQR-WEST COAST PORTFOLIO GP, LLC
396	EQR-WESTFIELD VILLAGE, LLC
397	EQR-WESTPORT, LLC (FKA: EQR-LINCOLN WESTPORT, LLC)
398	EQR-WHISPER CREEK, LLC
399	EQR-WIMBLEDON OAKS LP
400	EQR-WINDSOR AT FAIR LAKES, LLC
401	EQR-WOOD FOREST, INC.
402	EQR-WOOD FOREST, LLC
403	EQR-WOODRIDGE I GP LP
404	EQR-WOODRIDGE I LP
405	EQR-WOODRIDGE II GP LP
406	EQR-WOODRIDGE II LP
407	EQR-WOODRIDGE III LP
408	EQR-WOODRIDGE, LLC
409	EQR-WYNDRIDGE II, L.L.C.
410	EQR-WYNDRIDGE III, L.L.C.
411	EQR-ZURICH, LLC (FKA: EQR-LINCOLN ZURICH, LLC)
412	EQUITY COMMUNITY FOUNDATION
413	EQUITY CORPORATE HOUSING HOLDING CO., INC. (FKA: GLOBE HOLDING CO., INC.)
414	EQUITY CORPORATE HOUSING, INC. (FKA:GLOBE BUSINESS RESOURCES, INC.)
415	EQUITY MARINA BAY PHASE II, LLC (FKA LINCOLN MARINA BAY PHASE II, LLC)
416	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
417	EQUITY RESIDENTIAL FOUNDATION (FKA Equity Community Foundation)
418	EQUITY RESIDENTIAL MANAGEMENT, LLC
419	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION
420	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
421	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
422	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
423	EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
424	EQUITY-LODGE VENTURE LTD.
425	ERP NEW ENGLAND PROGRAM, LLC
426	ERP/LEXFORD GP LLC
427	ERP/LEXFORD LLC
428	ERPG CANYON CREEK, LP
429	ERP-NEW ENGLAND PROGRAM, LLC

Entity
430	ERP-QRS ARBORS, INC.
431	ERP-QRS BRETON HAMMOCKS, INC.
432	ERP-QRS BS, INC.
433	ERP-QRS CEDAR CREST, INC.
434	ERP-QRS CEDAR RIDGE, INC.
435	ERP-QRS COUNTRY CLUB I, INC.
436	ERP-QRS COUNTRY CLUB II, INC.
437	ERP-QRS COUNTRY RIDGE, INC.
438	ERP-QRS CPRT II, INC.
439	ERP-QRS CPRT, INC.
440	ERP-QRS CREEKSIDE OAKS, INC.
441	ERP-QRS EMERALD PLACE, INC.
442	ERP-QRS ESSEX PLACE, INC.
443	ERP-QRS FAIRFIELD, INC.
444	ERP-QRS FLATLANDS, INC.
445	ERP-QRS GEORGIAN WOODS ANNEX, INC.
446	ERP-QRS GLENLAKE CLUB, INC.
447	ERP-QRS GROVE L.P., INC.
448	ERP-QRS HARBOR POINTE, INC.
449	ERP-QRS HUNTER’S GLEN, INC.
450	ERP-QRS LINCOLN, INC.
451	ERP-QRS LODGE (OK), INC.
452	ERP-QRS MAGNUM, INC.
453	ERP-QRS MET CA, INC.
454	ERP-QRS NORTHAMPTON I, INC.
455	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
456	ERP-QRS SWN LINE, INC.
457	ERP-QRS TOWNE CENTRE III, INC.
458	ERP-QRS TOWNE CENTRE IV, INC.
459	ERP-SOUTHEAST PROPERTIES, LLC
460	ERR-MILLBROOK I, LLC
461	ESSEX SQUARE APTS, LTD
462	EVANS WITHYCOMBE FINANCE, L.P.
463	EVANS WITHYCOMBE MANAGEMENT INC.
464	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
465	FEATHER RIVER COMMUNITY RENTALS, L.P.
466	FEATHER RIVER G.P. CORP.
467	FORT LEWIS COMMUNITIES, LLC
468	FORT LEWIS SPE, INC.
469	FOUR LAKES CONDOMINIUM II, LLC
470	FOUR LAKES CONDOMINIUM III, LLC
471	FOUR LAKES CONDOMINIUM IV, LLC
472	FOUR LAKES CONDOMINIUM V, LLC
473	FOUR LAKES CONDOMINIUM, LLC
474	FOUR LAKES II, LLC.
475	FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
476	FOX RIDGE ASSOCIATES, L.P.
477	FOX RIDGE G.P. CORP.
478	FOXTON APTS OF SEYMOUR, LTD
479	FOXWOODBURG, LLC
480	GC CHAPARRAL ASSOC, LP
481	GC COUNTRY CLUB WOODS ASSOC, LP
482	GC COUNTRY CLUB WOODS, LP
483	GC GREENBRIAR ASSOC, LTD
484	GC GREENBRIAR, LP
485	GC HESSIAN HILLS ASSOC, LP
486	GC HESSIAN HILLS, LP
487	GC HIGH RIVER ASSOC, LP
488	GC HIGH RIVER, LP
489	GC PEMBROKE ASSOC, LP
490	GC SOUTHEAST PARTNERS, LP
491	GC SPRING LAKE MANOR ASSOC, LP

Entity
492	GC SPRING LAKE MANOR, LP
493	GC THREE CHOPT WEST ASSOC, LP
494	GC THREE CHOPT WEST, LP
495	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
496	GC TOWN & COUNTRY/COUNTRY PLACE, LP
497	GC TOWNHOUSE ASSOC, LP
498	GC TOWNHOUSE, LP
499	GC TWIN GATES EAST ASSOC, LP
500	GC TWIN GATES EAST, LP
501	GC WILL-O-WISP ARMS, LP
502	GC WILL-O-WISP ASSOC, LP
503	GEARY COURTYARD ASSOCIATES
504	GEORGIAN WOODS ANNEX ASSOCIATES
505	GLENLAKE CLUB L.P.
506	GPT 929 HOUSE, LLC
507	GPT ABINGTON GLEN, LLC
508	GPT ABINGTON LAND, LLC
509	GPT ACTON, LLC
510	GPT BRIAR KNOLL, LLC
511	GPT CC, LLC
512	GPT CEDAR GLEN, LLC
513	GPT CG, LLC
514	GPT CHESTNUT GLEN, LLC
515	GPT CONWAY COURT, LLC
516	GPT EAST HAVEN, LLC
517	GPT EAST PROVIDENCE, LLC
518	GPT ENFIELD, LLC
519	GPT FREEPORT, LLC
520	GPT GLEN GROVE, LLC
521	GPT GLEN MEADOW, LLC
522	GPT GOF II, LLC
523	GPT GOSNOLD GROVE, LLC
524	GPT GP III, LLC
525	GPT HERITAGE GREEN, LLC
526	GPT HG, LLC
527	GPT HIGHLAND GLEN, LLC
528	GPT HIGHMEADOW, LLC
529	GPT HILLTOP, LLC
530	GPT JACLEN TOWER, LLC
531	GPT LONGFELLOW GLEN, LLC
532	GPT LONGMEADOW ASSOCIATES, LLC
533	GPT NEHOIDEN GLEN, LLC
534	GPT NOONAN GLEN, LLC
535	GPT NORTON GLEN, LLC
536	GPT OLD MILL GLEN, LLC
537	GPT PHILLIPS PARK, LLC
538	GPT PLAINVILLE, LLC
539	GPT RG AMHERST, LLC
540	GPT RG FALL RIVER, LLC
541	GPT RG MILFORD, LLC
542	GPT RG, LLC
543	GPT RIBBON MILL, LLC
544	GPT ROCKINGHAM GLEN, LLC
545	GPT SHG, LLC
546	GPT STURBRIDGE, LLC
547	GPT SUMMER HILL GLEN, LLC
548	GPT TANGLEWOOD, LLC+B492
549	GPT WEBSTER GREEN, LLC
550	GPT WEST SPRINGFIELD, LLC
551	GPT WESTFIELD, LLC
552	GPT WESTWOOD GLEN, LLC
553	GPT WG, LLC

Entity
554	GPT WILG, LLC
555	GPT WILKENS GLEN, LLC
556	GPT WINCHESTER WOOD, LLC
557	GPT WINDSOR, LLC
558	GR CEDAR GLEN, LP
559	GR CONWAY COURT, LP
560	GR FARMINGTON SUMMIT, LLC
561	GR HIGHLAND GLEN, LP
562	GR NORTHEAST APARTMENT ASSOCIATES, LLC
563	GR ROCKINGHAM GLEN, LP
564	GR SUMMER HILL GLEN, LP
565	GR WEST HARTFORD CENTRE, LLC
566	GR WESTWOOD GLEN, LP
567	GR WESTWYND ASSOCIATES, LLC
568	GR WILKENS GLEN, LP
569	GRAN TREE CORPORTION
570	GRAND OASIS CONDOMINIUM, LLC
571	GREENGLEN ATPS OF WHEELERSBURG, LTD
572	GREENLEAF APARTMENTS, LTD
573	GREENTREE APARTMENTS LP
574	GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT ASSOCIATES, LP)
575	GROVE DEVELOPMENT, LLC
576	GROVE OPERATING LP
577	GROVE ROCKY HILL, LLC
578	GUILFORD COMPANY, INC.
579	GUILFORD PARTNERS II
580	HESSIAN HILLS APARTMENT ASSOC, LTD
581	HIDDEN LAKE ASSOCIATES, L.P.
582	HIDDEN LAKE G.P. CORP.
583	HIGH RIVER ASSOC, LTD
584	HIGH RIVER PHASE I, LTD
585	HM 9th AVENUE, LLC
586	HUNTERS’S GLEN GENERAL PARTNERSHIP
587	HUNTINGTON, LLC
588	KINGSPORT APARTMENTS, LLC
589	LAKEVIEW COMMUNITY RENTALS, L.P.
590	LAKEVIEW G.P. CORP.
591	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
592	LAKEWOOD COMMUNITY RENTALS, L.P.
593	LANDON LEGACY PARTNERS LIMITED
594	LANDON PRAIRIE CREEK PARTNERS LIMITED
595	LANTERN COVE ASSOCIATES, L.P.
596	LANTERN COVE G.P. CORP.
597	LAWRENCE STREET PARTNERS, LLC
598	LENOX PLACE LP
599	LEXFORD PARTNERS, LLC
600	LEXFORD PROPERTIES, LP
601	LINCOLN MAPLES ASSOCIATES, LLC
602	MCCASLIN HIDDEN LAKES, LTD.
603	MCCASLIN RIVERHILL, LTD.
604	MCKINLEY HILLS PARTNERS-85,
605	MERIDAN GUILFORD BGP CORPORATION
606	MERIDAN GUILFORD CGP CORPORATION
607	MERIDAN GUILFORD NLPGP CORPORATION
608	MERIDAN GUILFORD PGP CORPORATION
609	MERRY LAND DOWNREIT I LP
610	MESA DEL OSO ASSOCIATES, L.P.
611	MESA DEL OSO G.P. CORP.
612	MOBILE APARTMENT ASSOC, LTD
613	MONTGOMERY REAL ESTATE INVESTORS, LTD
614	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
615	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP

Entity
616	MULTIFAMILY PORTFOLIO PARTNERS, INC.
617	NHP HS FOUR, INC.
618	NINTH AVENUE AND 38TH STREET, LLC
619	NORTHRIDGE LAKES LP
620	NORTHWOOD APTS, LTD
621	NRL ASSOCIATES LP
622	OAK MILL II APARTMENTS, LLC
623	OAKS AT BAYMEADOWS ASSOCIATES
624	OAKS AT REGENCY ASSOCIATES
625	OAKWOOD VILLAGE APARTMENTS II, LTD
626	OLD REDWOODS, LLC
627	PEMBROKE LAKE APARTMENT ASSOC, LTD
628	POINTE EAST CONDOMINIUM, LLC
629	PRESERVE CONDOMINIUM HOMES
630	QRS MARKS A, INC.
631	QRS MARKS B, INC.
632	QRS WARWICK, INC.
633	QRS-740 RIVER DRIVE, INC.
634	QRS-ARBORETUM, INC.
635	QRS-ARTCAPLOAN, INC.
636	QRS-BOND, INC.
637	QRS-CHARDONNAY PARK, INC
638	QRS-CODELLE, INC.
639	QRS-CONNOR, INC.
640	QRS-COVE, INC.
641	QRS-EMPLOYER, INC.
642	QRS-FANCAP 2000A, INC.B275
643	QRS-FERNBROOK, INC.
644	QRS-GREENTREE I, INC.
645	QRS-LLC, INC.
646	QRS-NORTH HILL, INC
647	QRS-SCARBOROUGH, INC.
648	QRS-SIENA TERRACE, INC.
649	QRS-SMOKETREE, INC.
650	QRS-SUMMIT CENTER, INC.
651	QRS-TOWERS AT PORTSIDE, INC.
652	QRS-TOWNHOMES OF MEADOWBROOK, INC.
653	QRS-VININGS AT ASHLEY LAKE, INC.
654	QRS-WATERFALL, INC.
655	RAVENWOOD ASSOC, LTD
656	RESERVE SQUARE, INC.
657	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
658	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
659	RICHMOND APARTMENT ASSOC, LTD
660	SARASOTA BENEVA PLACE ASSOICATES, LTD.
661	SCARBOROUGH ASSOCIATES
662	SCHOONER BAY I ASSOCIATES, L.P.
663	SCHOONER BAY I G.P. CORP.
664	SCHOONER BAY II ASSOCIATES, L.P.
665	SCHOONER BAY II G.P. CORP.
666	SECOND AVENUE, LLC
667	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
668	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
669	SECOND TOWNE CENTRE LP
670	SILVER SPRING GATEWAY RESIDENTIAL II, LLC
671	SOUTH SHORE ASSOCIATES, L.P.
672	SOUTH SHORE G.P. CORP.
673	SPRING LAKE MANOR ASSOC, LTD
674	SPRINGBROOK LAND, LLC
675	SPRINGTREE APTS, LTD
676	SQUAW PEAK CONDOMINIUM, LLC
677	SUMMIT PLACE, LLC

Entity
678	TANGLEWOOD APARTMENTS, LLC
679	THE CROSSINGS ASSOCIATES
680	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM
681	THE LANDINGS HOLDING COMPANY, LLC
682	THE LANDINGS URBAN RENEWAL COMPANY, LLC
683	THE WIMBERLY APARTMENT HOMES, LTD.
684	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
685	TIERRA ANTIGUA ASSOCIATES, L.P.
686	TIERRA ANTIGUA G.P. CORP.
687	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
688	TOWNHOUSE APARTMENT ASSOC, LTD
689	TWIN GATES APARTMENT ASSOC, LTD
690	VENETIAN CONDOMINIUM, LLC
691	VERONA CONDOMINIUM, LLC
692	VINTAGE ASSOCIATES
693	VISTA MONTANA PARK APARTMENTS, LLC
694	VISTA MONTANA PARK HOMES, LLC
695	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
696	WADLINGTON, INC.
697	WATERFIELD SQUARE I ASSOCIATES, L.P.
698	WATERFIELD SQUARE I G.P. CORP.
699	WATERFIELD SQUARE II ASSOCIATES, L.P.
700	WATERFIELD SQUARE II G.P. CORP.
701	WATERMARKE ASSOCIATES
702	WHARF HOLDING, LLC
703	WHRP, INC.
704	WILLOW BROOK ASSOCIATES, L.P.
705	WILLOW BROOK G.P. CORP.
706	WILLOW CREEK COMMUNITY RENTALS, L.P.
707	WILLOW CREEK G.P. CORP.
708	WILL-O-WISP ASSOC, LP
709	WINDSOR PLACE, LLC
710	WINTER PARK ASSOC, LP
711	WOOD FOREST ASSOCIATES
712	WOODCREST (AUGUSTA), LLC